SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): September 12, 1997



                             SEA GALLEY STORES, INC.
             (Exact name of Registrant as specified in its charter)



       Delaware                   1-10111                     91-0838080

   (State or other              (Commission                (I.R.S. Employer
    jurisdiction                File Number)              Identification No.)
   of incorporation)



            14424 - 52nd Pl. W., Edmonds, WA                     98026
         (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code: (206) 742-7042



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ITEM 5.  OTHER EVENTS.

         By letter dated March 24, 1995, the Commission staff granted the Registrant's request for relief from the obligation to file reports on Form 10-K or Form 10-Q during the pendency of its bankruptcy proceedings in the United States Bankruptcy Court for the Western District of Washington, at Seattle (the "Court"). In lieu thereof, the Registrant had undertaken to file with the Commission under cover of Form 8-K copies of certain periodic reports that the Registrant is required by the United States Trustee to file with the Court.

         The report of the Registrant covering the month ended August 31, 1997 has been filed with the Court and is included as an exhibit to this report. The due date for the filing of the report with the Court was September 12, 1997. The report is available for public review and copying in the Office of the Clerk of the Court.


ITEM 7(C).  EXHIBIT.

            99.31    Report to the U.S. Trustee for the month ended
                     August 31, 1997


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       Registrant:

                                       SEA GALLEY STORES, INC.



October 2, 1997                        By: /s/ JAN F. YOUNG
                                           -------------------------------
                                           Jan F. Young, President

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
                               EXHIBIT INDEX


                                                                   Sequentially
Exhibit                                                              Numbered
Number                           Description                           Page
------                           -----------                       ------------

99.31           Report to the U.S. Trustee for the month
                ended August 31, 1997                                    4

                                                                  Page 3 of 3